                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 THE TAIWAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                          THE TAIWAN EQUITY FUND, INC.

                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302
                                 (800) 426-5523

                                                                 August   , 1999

Dear Stockholders:

    The Annual Meeting of Stockholders of The Taiwan Equity Fund, Inc. (the "Fund") will be held at 12:00 Noon, New York time, on Friday, September 17, 1999, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005. A Notice and Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy are enclosed.

    At the Annual Meeting, the stockholders will (i) elect one Class II director and two Class I directors; (ii) consider the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants; (iii) consider the approval of a new Investment Management Agreement between the Fund and Daiwa Asset Management (H.K.) Ltd.; (iv) consider the approval of a new Investment Advisory Agreement between the Daiwa Asset Management (H.K.) Ltd. and National Capital Management Corporation; (v) consider a stockholder proposal that a special meeting of stockholders be called by the President or the Board of Directors to terminate the Fund's Investment Management Agreement if the Fund's shares trade at a discount from net asset value in excess of 10% for the ninety-day period following the Annual Meeting of Stockholders; (vi) consider a stockholder proposal recommending that the Board of Directors take steps to afford stockholders an opportunity to realize net asset value for their shares as soon as possible; and (vii) consider a stockholder proposal to limit the Fund's proxy solicitation expenditures to ordinary expenditures necessary to achieve a quorum and to provide stockholders with information necessary to intelligently exercise their vote at a stockholders' meeting involving a proxy contest. In addition, the stockholders who will be present at the Annual Meeting will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

    PLEASE NOTE THAT, IN CONNECTION WITH CONSIDERATION OF THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT, THE INVESTMENT MANAGER HAS PROPOSED TO REDUCE ITS FEES AND HAS SUBMITTED TO THE BOARD OF DIRECTORS OF THE FUND A PLAN FOR ADDRESSING THE DISCOUNT AT WHICH THE SHARES OF THE FUND TRADE FROM THEIR NET ASET VALUE. THE PROPOSAL AND PLAN ARE DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

    If you will not be able to attend the Annual Meeting in person, please take the time now to review the enclosed materials and vote your shares by proxy. YOUR VOTE IS IMPORTANT.

    The Board recommends that the stockholders vote in favor of matters (i) through (iv) and against matters (v) through (vii).

                                          Respectfully,

                                          /s/ Masayasu Ohi
                                          Masayasu Ohi
                                          CHAIRMAN OF THE BOARD

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE TO ENSURE A QUORUM AT THE MEETING.
                            YOUR VOTE IS IMPORTANT.

                          THE TAIWAN EQUITY FUND, INC.
                                   ----------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                               SEPTEMBER 17, 1999

                            ------------------------

To the Stockholders of
The Taiwan Equity Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Taiwan Equity Fund, Inc. (the "Fund") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Friday, September 17, 1999, at 12:00 Noon, New York time, for the following purposes:

    1. To elect one Class II director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2000 and two Class I directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2002.

    2. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending December 31, 1999.

    3. To approve or reject the new Investment Management Agreement between the Fund and Daiwa Asset Management (H.K.) Ltd., as investment manager of the Fund.

    4. To approve or reject the new Investment Advisory Agreement between Daiwa Asset Management (H.K.) Ltd. and National Capital Management Corporation, as investment adviser of the Fund.

    5. To approve or reject a stockholder proposal that a special meeting of stockholders be called by the President or the Board of Directors to terminate the Fund's Investment Management Agreement if the Fund's shares trade at a discount from net asset value in excess of 10% at the close of business on the last business day of each week for the ninety-day period commencing on the day following the Annual Meeting of Stockholders, which proposal the Board of Directors opposes, as discussed herein.

    6. To approve or reject a stockholder proposal recommending that the Board of Directors take steps to afford stockholders an opportunity to realize net asset value for their shares as soon as possible, which proposal the Board of Directors opposes, as discussed herein.

    7. To approve or reject a stockholder proposal to limit the Fund's proxy solicitation expenditures to ordinary expenditures necessary to achieve a quorum and to provide stockholders with information necessary to intelligently exercise their vote at a stockholders' meeting involving a proxy contest, which proposal the Board of Directors opposes, as discussed herein.

    8. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on July 16, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

    You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. Your vote is important. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                            By order of the Board of Directors,

                                            Daniel F. Barry
                                            SECRETARY
August   , 1999

                          THE TAIWAN EQUITY FUND, INC.
                                   ----------

                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE TAIWAN EQUITY FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Friday, September 17, 1999, at 12:00 Noon, New York time, and at any adjournments thereof.

    This Proxy Statement and the form of proxy are being mailed to stockholders
on or about August   , 1999. Any stockholder giving a proxy in advance of the
Annual Meeting has the power to revoke it by mail (addressed to the Secretary, The Taiwan Equity Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1998 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE TAIWAN EQUITY FUND, INC., C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302, ATTENTION: SHAREHOLDER RELATIONS, OR BY CALLING
(800) 426-5523 OR (718) 575-2000.

    The Board of Directors has fixed the close of business on July 16, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had 4,387,629 shares of common stock eligible to vote at the meeting. The following chart sets forth, to the best knowledge and belief of the management of the Fund, certain information regarding the beneficial ownership of the Fund's shares as of July 16, 1999 by each person known by the Fund to be the beneficial owner of more than 5% of the outstanding shares:

                                             SHARES     PERCENT
            NAME AND ADDRESS              BENEFICIALLY    OF
          OF BENEFICIAL OWNER              OWNED (1)     CLASS
----------------------------------------  ------------  -------
 City of London Investment Group PLC        729,482(2)  16.18%
  10 Eastcheap
  London EC3M ILX
  England

  President and Fellows of Harvard          462,100(3)   10.3%
   College
   c/o Harvard Management Company, Inc.
   600 Atlantic Avenue
   Boston, MA 02210

  Deep Discount Advisors, Inc.              418,300(4)    9.3%
   Ron Olin Investment Management
   Company
   One West Pack Square, Suite 777
   Asheville, NC 28801

------------------------
(1) Beneficial share ownership is determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security.

(2) The above information is based on copies of a statement on Schedule 13G filed with the SEC on July 10, 1999, which indicates that City of London Investment Group PLC has sole voting and dispositive power with respect to all 729,482 shares.

(3) The above information is based on copies of a statement on Schedule 13G filed with the SEC on February 12, 1999, which indicates that the President and Fellows of Harvard College has sole voting and dispositive power with respect to 462,100 shares.

(4) The above information is based on copies of a statement on Schedule 13G filed with the SEC on February 10, 1999, which indicates that Deep Discount Advisors, Inc. and Ron Olin Investment Management Company have shared voting and dispositive power with respect to 327,200 shares and 91,100 shares, respectively.

    Management of the Fund knows of no business other than that mentioned in Items 1 through 7 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1 THROUGH 4 OF THE NOTICE OF MEETING AND VOTE AGAINST EACH OF THE MATTERS MENTIONED IN ITEMS 5 THROUGH 7 OF THE NOTICE OF MEETING.

                           (1) ELECTION OF DIRECTORS

    Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the two nominees listed below as directors of the Fund:

      CLASS I                 CLASS II
--------------------    --------------------
  Oren G. Schaffer              Masayasu Ohi
  Sadamu Tsuneishi

to serve for terms expiring on the date of the Annual Meeting of Stockholders as follows: Class I in the year 2002 and Class II in the year 2000, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

    At their September 3, 1998 meeting, the Board of Directors elected Mr. Masayasu Ohi to fill the vacancy created by the resignation of Mr. Shuichi Komori, whose resignation was effective as of September 1998. Mr. Komori had served as a Class II director, and Mr. Ohi is therefore standing for election as a Class II director. Although the terms of the Fund's Class II directors does not expire until the date on which the Annual Meeting of Stockholders is held in the year 2000, Maryland law and the Fund's By-laws require a director, regardless of Class, who is elected by the Board of Directors to fill a vacancy to stand for election at the next Annual Meeting of Stockholders.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

    The following table sets forth information concerning each of the nominees as a director of the Fund, as well as the other current directors of the Fund. Each of the nominees is now a director of the Fund and has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected.

NOMINEES

                                                     PRESENT OFFICE WITH THE
                                                FUND, IF ANY, PRINCIPAL OCCUPATION
                                                      EMPLOYMENT DURING PAST                           SHARES
                                                          FIVE YEARS AND                            BENEFICIALLY
           NAME (AGE) AND ADDRESS                        DIRECTORSHIPS IN               DIRECTOR   OWNED JULY 16,  PERCENT OF
            OF NOMINEES/DIRECTORS                    PUBLICLY HELD COMPANIES             SINCE        1999(+)        CLASS
  -----------------------------------------  ----------------------------------------  ----------  --------------  ----------
  *     Masayasu Ohi (51)                    Chairman of the Board of the Fund, since       1998        None           --
        Financial Square                     1998; Chairman, since 1998, The Thai
        32 Old Slip, 14th Floor              Capital Fund, Inc.; Chairman, since
        New York, NY 10005                   1998, The Singapore Fund, Inc.; Chairman
                                             and Chief Executive Officer, Daiwa
                                             Securities America Inc., since 1998;
                                             Executive Officer, Daiwa Securities
                                             Group Inc., since 1999; Director, Daiwa
                                             Securities Co. Ltd., from 1998 to 1999;
                                             Joint Chief Executive of Daiwa Europe
                                             Limited, from 1997 to 1998; President of
                                             Daiwa Europe Limited, London, from 1994
                                             to 1997.
        Oren G. Shaffer (56)                 Executive Vice President and Chief             1994       5,000           **
        30 S. Wacker Drive, 38th Floor       Financial Officer of Ameritech
        Chicago, IL 60606                    Corporation, since 1994; President and
                                             Director of Virgocap Inc., from 1992 to
                                             1994; Executive Vice President, Chief
                                             Financial Officer and Director, The
                                             Goodyear Tire and Rubber Company, from
                                             1984 to 1992; Director, Sunshine Mining
                                             Company, since 1992; Director, Hygenic
                                             Corporation, since 1993; Director, The
                                             Singapore Fund, Inc., since 1997.
  *     Sadamu Tsuneishi (51)                President and Director of the Fund;            1997        None           --
        2-10-5 Nihonbashi Kayabacho,         General Manager, Accounting Section,
        Chuo-ku, Tokyo, Japan                General Affairs Department, Daiwa Asset
                                             Management Co. Ltd., since February
                                             1999; Managing Director, Daiwa Asset
                                             Management (H.K.) Limited, from October
                                             1997 to February 1999; General Manager,
                                             Accounting Section, General Affairs
                                             Department, Daiwa Asset Management Co.
                                             Ltd., from May 1995 to July 1997; Fund
                                             Manager, Overseas Investment

                                                     PRESENT OFFICE WITH THE
                                                FUND, IF ANY, PRINCIPAL OCCUPATION
                                                      EMPLOYMENT DURING PAST                           SHARES
                                                          FIVE YEARS AND                            BENEFICIALLY
           NAME (AGE) AND ADDRESS                        DIRECTORSHIPS IN               DIRECTOR   OWNED JULY 16,  PERCENT OF
            OF NOMINEES/DIRECTORS                    PUBLICLY HELD COMPANIES             SINCE        1999(+)        CLASS
  -----------------------------------------  ----------------------------------------  ----------  --------------  ----------
                                             Department, Daiwa Asset Management Co.
                                             Ltd., from July 1988 to May 1995.
  OTHER CURRENT DIRECTORS
        Martin J. Gruber (61)                Professor of Finance, Leonard N. Stern         1994       1,737           **
        229 South Irving Street              School of Business, New York University,
        Ridgewood, NJ 07450                  since 1965; Director, Cowen Income &
                                             Growth Fund Inc., since 1986; Director,
                                             Cowen Opportunity Fund, since 1987;
                                             Director, Standby Reserve Fund Inc.,
                                             since 1985; Director, Standby Tax Exempt
                                             Reserve Fund Inc., since 1986; Trustee,
                                             BT Pyramid Fund, since 1992; Trustee, BT
                                             Leadership Trust, since 1993; Director,
                                             The Japan Equity Fund, Inc., since 1992;
                                             Trustee, T.I.A.A., since 1996.
        Christina Y. Liu (44)                Professor, Department of Finance,              1994        None           --
        16F-6, No. 410, Section 5,           National Taiwan University, since 1993;
        Chung-Hsiao East Road Taipei,        Chairperson, Department of Finance,
        Taiwan, ROC                          National Taiwan University, from 1994 to
                                             1996; Associate Professor, Department of
                                             Economics and Finance, City University
                                             of New York, from 1992 to 1993.

------------------------
 + The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and directors.

 * Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act") ) of the Fund or of the Fund's investment manager or investment adviser. Mr. Ohi is deemed an interested person because of his affiliation with Daiwa Securities America Inc., an affiliate of the Fund's investment manager, Daiwa Asset Management (H.K.) Ltd. (the "Investment Manager"), or because he is an officer of the Fund, or both. Mr. Tsuneishi is an interested person because of his affiliation with the Fund's Investment Manager, or because he is an officer of the Fund, or both.

**  Represented less than 1% of the outstanding shares at July 16, 1999.

    The Fund's Board of Directors held four regular meetings during the fiscal year ended December 31, 1998. Each incumbent director attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors.

    The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Dr. Gruber, Mr. Shaffer and Dr. Liu. The Audit Committee met twice during the fiscal year ended December 31, 1998. The incumbent members of the Audit Committee attended all the meetings held during the fiscal year. The Fund has neither a compensation nor a nominating committee.

    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements for the fiscal year ended December 31, 1999, except that, inadvertently, such reports were not filed on a timely basis for Mr. Gruber.

OFFICERS OF THE FUND

    Mr. Ohi (age 51) has been Chairman of the Board of the Fund since September 1998 (see information provided above).

    Mr. Tsuneishi (age 51) has been President of the Fund since December 1997 (see information provided above).

    Daniel F. Barry (age 52) has been Vice President of the Fund since July 1994 and Secretary of the Fund since March 1999 and has been Director and Senior Vice President of Daiwa Securities Trust Company ("DSTC"), the Fund's Administrator and Custodian, since December 1998 and June 1993, respectively. From June 1990 to June 1993, he was Vice President, Mutual Fund Administration of DSTC.

    Sean J. Peters (age 38) has been Treasurer of the Fund since June 1998; Vice President of DSTC since June 1998; Assistant Controller of Reserve Management Corporation from 1994 to 1998; Assistant Vice President of Bankers Trust Company from 1992 to 1994.

    John A. Koopman (age 29) has been Assistant Treasurer of the Fund since June 1998; Assistant Vice President of DSTC since June 1998; Assistant Treasurer of Chase Manhattan Bank NA from 1992 to 1998.

    Judy Runrun Tu (age 34) has been Assistant Secretary of the Fund since March 1999; Assistant Vice President of DSTC since March 1999; Financial Analyst of Canon USA from 1997 to 1998; Marketing Coordinator of TotalTel USA from 1995 to 1997; Assistant Controller of Daniel Caron Ltd. from 1990 to 1995.

    Laurence E. Cranch (age 52) has been Assistant Secretary of the Fund since December 1994; a partner in the law firm of Rogers & Wells LLP since 1980.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

    The aggregate fee remuneration for directors not affiliated with Daiwa Asset Management (H.K.) Ltd. (the "Investment Manager") or National Capital Management Corp. (the "Investment Adviser") was U.S. $27,600 during the fiscal year ended December 31, 1998. Each such non-affiliated director currently receives fees, paid by the Fund, of U.S. $750 for each directors' meeting attended in person or by telephone, U.S. $600 for each audit committee meeting attended in person or by telephone and an annual fee of U.S. $5,000. The officers and interested directors of the Fund received no compensation from the Fund.

    DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Fund, receives an administration and custodian fee.

    Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its directors during the fiscal year ended December 31, 1998, as well as the total fee compensation paid to each director of the Fund by the Fund and by other investment companies advised by the Investment Manager, the Investment Adviser or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years:

                                          PENSION OR
                                          RETIREMENT
                                           BENEFITS      TOTAL COMPENSATION
                           AGGREGATE    ACCRUED AS PART  FROM FUND AND FUND
                         COMPENSATION         OF          COMPLEX PAID TO
   NAME OF DIRECTOR        FROM FUND     FUND EXPENSES       DIRECTORS
-----------------------  -------------  ---------------  ------------------
Masayasu Ohi+*             $       0         None            $        0
Shuichi Komori*+                   0         None                     0
Sadamu Tsuneishi+                  0         None                     0
Oren G. Shaffer*               9,200         None                12,050
Martin J. Gruber*              9,200         None                18,400
Christina Y. Liu               9,200         None                 9,200

------------------------
* Also serves as a director of other investment companies for which an affiliate of Daiwa Asset Management (H.K.) Limited, the Fund's investment manager, serves as investment adviser.

+ Mr. Tsuneishi and Mr. Ohi, and his predecessor, Mr. Komori, who are affiliated with the Investment Manager and are considered "interested persons" of the Fund, did not receive any fee compensation from the Fund for their services as directors. Mr. Ohi was elected to the Board of Directors in September 1998 to replace Mr. Komori, who resigned.

                  (2)  RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    At a meeting held on March 4, 1999, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act), selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 1999, subject to stockholder approval. The Fund knows of no direct financial interest or material indirect financial interest of that firm in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

    This selection of independent accountants is subject to the ratification or rejection of the Fund's stockholders at the meeting. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

                   (3) APPROVAL OF A NEW MANAGEMENT AGREEMENT

THE MANAGER

    Daiwa Asset Management (H.K.) Ltd. (the "Manager"), the Fund's investment manager, is a wholly-owned subsidiary of Daiwa Asset Management Co. Ltd. ("DAM"), with principal address at 25F, One Pacific Place, 88 Queensway, Hong Kong. It was incorporated in August 1988 under the laws of Hong Kong. In addition to the Fund, it currently provides investment advice regarding investment in Asian and Oceanian markets to unit trusts managed by DAM and to some offshore funds. As of April 30, 1999, the total assets managed under the advice of the Manager was approximately US$ 183 million. DAM, incorporated in Japan, has total assets under management amounting to approximately US$ 94.4 billion, as of March 31, 1999.

    The Manager, having engaged in investment advisory business in Hong Kong since 1988, emphasizes an Asian and Oceanian regional investment strategy and benefits from research coverage of a broad spectrum of equity investment opportunities in the Asian and Oceanian region, including Hong Kong, Singapore, Malaysia, Thailand, Indonesia, the People's Republic of China, the Republic of China ("ROC"), Korea, the Philippines and Australia. It draws upon the capabilities of its four "country specialists" located in Hong Kong, and also the research capabilities of Daiwa Institute of Research, Ltd., an affiliated company, and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services it utilizes.

    Daiwa Securities Group, Inc. and Daiwa Real Estate Co. Ltd. owned as of July 19, 1999, 51.78% and 10.57% of the outstanding stock of DAM, respectively. The principal address of DAM is 2-10-5, Nihonbashi Kayabacho, Chuo-Ku, Tokyo, 103-0025, Japan. The principal address of Daiwa Institute of Research Ltd. is 15-6, Fuyuki, Kohto-ku, Tokyo, Japan, 135-8460. The principal address of Daiwa Securities Group Inc. is 6-4, Otemachi 2-chome, Chiyoda-ku, Japan, 100-8101.

    Certain information regarding the directors and the principal executive officers of the Manager is set forth below:

                                                 PRINCIPAL OCCUPATION
      NAME AND ADDRESS                       AND POSITION WITH THE MANAGER
----------------------------  -----------------------------------------------------------
Kitahara, Tadashi*            Managing Director and Chief Investment Officer
Ando, Hiroshi*                Director
Kitazawa, Kouji*              Director
Akiyama, Shinya*              Director

------------------------

*   Business Address: 25/F, One Pacific Place, 88 Queensway, Hong Kong

THE RESTRUCTURING

    In February 1999, shareholders of Daiwa Securities Co. Ltd., which at the time was a direct holder of approximately 5% of the shares of DAM, approved a restructuring proposal to transform Daiwa Securities Co. Ltd. into a holding company, and in the process renamed itself as the Daiwa Securities

Group Inc. ("Daiwa Securities"). The motivation for this restructuring was to better focus Daiwa Securities on its core competency in the securities related business, in anticipation of the greater transformation of the Japanese financial services industry.

    As part of this restructuring process, certain affiliates of Daiwa Securities were restructured as subsidiaries and, as a consequence, Daiwa Securities increased its shareholding in DAM to 51.78% as of July 19, 1999, thereby becoming a holder of a controlling block of stock (25% or more) in DAM, thereby possibly resulting in an assignment of the Investment Management Agreement dated July 18, 1994 (the "Original Management Agreement") between the Fund and the Manager for the purposes of Section 15(a)(4) of the Investment Company Act of 1940 (the "1940 Act"). The assignment of the Original Management Agreement resulted in its automatic termination.

THE MANAGEMENT AGREEMENT

    As a result of the termination of the Original Management Agreement, a majority of the Directors of the Fund who are not officers of the Fund or affiliated with the Manager or National Capital Management Corp. Limited (the "Disinterested Directors"), voting in person, approved a new investment management agreement (the "New Management Agreement") between the Fund and the Manager. The New Management Agreement is substantially the same as the Fund's Original Management Agreement, except for the date of execution and provisions that the Manager will not be entitled to receive fees for services or reimbursements for expenses unless and until the payment of fees and expenses are approved by the stockholders of the Fund. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve the New Management Agreement including the payment of fees and expenses of the Manager from July 9, 1999 to the date the New Management Agreement is approved by the Fund's stockholders. See "The New Management Agreement" below.

    The following is a summary of the original Management Agreement and the New Management Agreement. The description of the New Management Agreement is qualified by reference to Annex A.

THE ORIGINAL MANAGEMENT AGREEMENT

    The original Investment Management Agreement, dated as of July 18, 1994, was last approved by stockholders of the Fund on July 18, 1994 at the Fund's inception.

    Under the terms of the Original Management Agreement, the Manager made investment decisions, prepared research and statistical data and supervised the purchase and sale of securities on behalf of the Fund. The Manager also supervised the selection of brokers and dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies under the direction and control of the Fund's Board of Directors. The Manager maintained records and furnished or caused to be furnished all required records or other information for the Fund to the extent such records, reports and other information were not maintained or furnished by the Fund's administrator or other agents. The Manager or one of its affiliates was responsible for the compensation and expenses of those of the Fund's Directors, officers and employees who were Directors, officers or employees of the Manager or any of its affiliates, except that the Fund bore travel expenses or an appropriate fraction thereof of officers and Directors of the Fund who were directors, officers or employees of the Manager to the extent such expenses related to attendance at meetings of the Fund's Board of Directors or any committee thereof.

    Under the terms of the Original Management Agreement, the Manager and its affiliates were permitted to provide investment advisory services to other clients, including clients who may invest in securities of ROC companies and, in providing such services, may use non-confidential information furnished by the Manager. Conversely, information furnished by others to the Manager in the course of providing services to clients other than the Fund may have been useful to, and used by, the Manager in providing services to the Fund.

    The Original Management Agreement provided that the Manager was not liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Original Management Agreement related, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties, or from reckless disregard by the Manager of its obligations and duties under the Original Management Agreement.

    As compensation for the services of the Manager, the Fund paid the Manager a fee, in U.S. dollars, computed weekly and payable monthly, at an annual rate of 1.20% of the Fund's average weekly net assets. As compensation for the services of the Adviser, the Manager paid National Capital Management Corporation, the Fund's investment adviser, a fee, in U.S. dollars, computed weekly and payable monthly, at an annual rate of 0.08% of the Fund's average weekly net assets up to $100 million and 0.06% of such net assets in excess of $100 million.

    For the fiscal period ended December 31, 1998, the Fund paid a gross fee and expenses of U.S. $731,631 to the Manager. For the fiscal period ended December 31, 1998, the Manager paid from its gross fee, fees and expenses of U.S. $48,188 to the Adviser.

    In addition, Daiwa Securities Trust Company ("DSTC"), an affiliate of the Manager, acts as Custodian and Administrator to the Fund. For its services as Custodian and Administrator, DSTC received from the Fund net fees and expenses of U.S. $31,989 and U.S. $150,000, respectively, for the fiscal year ended December 31, 1998. Brokerage commissions of U.S. $69,642 were paid by the Fund during the fiscal year ended December 31, 1998 to Daiwa Securities Co. Ltd. (Taipei Branch), an affiliate of the Manager, in connection with the Fund's portfolio transactions. DSTC will continue to act as the Fund's Administrator and Custodian after approval of the New Management Agreement.

    The Original Management Agreement had a provision for termination without penalty at any time by the Fund or by the Manager upon 60 days' written notice.

THE NEW MANAGEMENT AGREEMENT

    The Board of Directors of the Fund, (the "Board"), including the Disinterested Directors, approved the New Management Agreement at a special meeting of the Board of Directors held on July 9, 1999, (the form of which is attached as Annex A), and recommended the New Management Agreement for approval by the stockholders of the Fund. The New Management Agreement is substantially the same as the Original Management Agreement. The New Management Agreement took effect on July 9, 1999 subject to stockholder approval. The New Management Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

    The investment management fee as a percentage of net assets payable by the Fund to the Manager will be the same under the New Management Agreement as under the Original Management Agreement.

    In evaluating the New Management Agreement, the Board took into account that the Fund's Original Management Agreement and its New Management Agreement, including that their terms relating to the services to be provided thereunder by the Manager and the fees and expenses payable by the Fund, are identical, except for the date of execution and the provision relating to the payment of fees and expenses as described above.

    The Board also examined the terms of the Daiwa Securities restructuring and the possible effects of the restructuring upon the Manager's organization and upon the ability of the Manager to provide Management services to the Fund. The Board also considered the skills and capabilities of the Manager .

    After consideration of the above factors and such other factors and information that the Board deemed relevant, the Directors, and the Disinterested Directors voting separately, unanimously approved the New Management Agreement and voted to recommend its approval to the stockholders of the Fund.

    In the event that stockholders of the Fund do not approve the New Management Agreement, the Board will take such action as it deems in the best interest of the Fund and its stockholders, which may include proposing that stockholders approve an agreement in lieu of the New Management Agreement.

MANAGER'S PROPOSAL REGARDING THE FUND'S DISCOUNT

    In connection with the discount of the Fund's share price to net asset value, the Manager has proposed to the Board of Directors that, if during any four-week time period commencing on or after the date of the 1999 Annual Meeting of Stockholders and ending 90 days after such date, the average discount rate of the Fund's share price to net asset value is greater or equal to 10%, a special meeting of the Board of Directors be called to determine measures to be taken to enable stockholders to realize net asset value. The Manager has also undertaken to provide the Board of Directors with a proposal to enable stockholders to realize net asset value at the time of such special meeting. In order to contain the expense ratio of the Fund as a result of the Fund's share repurchase program, the Manager has also advised the Board of Directors that it will waive the portion of its investment management fee in excess of 1.0% of the Fund's average weekly net assets, effective from the date following the 1999 Annual Meeting of Stockholders.

STOCKHOLDER APPROVAL

    To become effective, the New Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy, or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. T he New Management Agreement was approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the New Management Agreement for consideration by the stockholders of the Fund.

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW MANAGEMENT AGREEMENT INCLUDING THE PAYMENT OF FEES AND EXPENSES OF THE MANAGER FROM JULY 9, 1999 TO THE DATE THE NEW MANAGEMENT AGREEMENT IS APPROVED BY THE FUND'S STOCKHOLDERS.

                    (4) APPROVAL OF A NEW ADVISORY AGREEMENT

THE ADVISER

    National Capital Management Corporation (the "Adviser") provides consulting services in the ROC domestic securities market as well as to overseas mutual funds. The Adviser was one of the first companies in Taiwan to set up an account-officer system for its domestic portfolio advice business. Under this system, an individual client receives the service of consultants in accordance with the client's financial resources and risk, versus the return performance of the portfolio. The Adviser was founded on October 24, 1984, and its principal address is 7th Floor, 57 Po Ai Road, Taipei, Taiwan, R.O.C.

    The parent of the Adviser is National Security Company and owns 85% of the outstanding shares of the Adviser. Its principal business address is 7F, 2 Chung Chings Rd., Sec. 3, Taipei , Taiwan, ROC.

    Certain information regarding the directors and the principal executive officers of the Adviser is set forth below.

                                     PRINCIPAL OCCUPATION
      NAME AND ADDRESS           AND POSITION WITH THE ADVISER
----------------------------  -----------------------------------
Wen-Jur Huang*                Chairman, National Capital
                              Management Corporation
Ming-Hune Hung*               President, National Investment
                              Trust Co., Ltd.; Director
Jay-Chung Chang*              Professor, Ming-Chane University;
                              Director.
Steven Lin*                   Executive Vice President, National
                              Capital Management Corporation

------------------------
*   Business Address: 7th Floor, 57 Po Ai Road, Taipei, Taiwan, ROC

AUTOMATIC TERMINATION OF ORIGINAL ADVISORY AGREEMENT

    As a result of the restructuring of Daiwa Securities Group Inc. described in Proposal 3 above, the original Investment Advisory Agreement dated July 18, 1994 (the "Original Advisory Agreement") between the Manager and Adviser automatically terminated upon the termination of the Management Agreement.

THE ADVISORY AGREEMENT

    As a result of the termination of the Original Advisory Agreement, a majority of the Directors of the Fund who are not officers of the Fund or affiliated with the Manager or the Adviser (the "Disinterested Directors"), voting in person, approved a new investment management agreement

(the "New Advisory Agreement") between the Manager and the Adviser. The New Advisory Agreement is substantially the same as the Fund's Original Advisory Agreement, except for the date of execution and provisions that the Adviser will not be entitled to receive fees for services or reimbursements for expenses from unless and until the payment of fees and expenses are approved by the stockholders of the Fund. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve the New Advisory Agreement including the payment of fees and expenses of the Adviser from July 9, 1999 to the date the New Advisory Agreement is approved by the Fund's stockholders. See "The New Advisory Agreement" below.

    The following is a summary of the Original Advisory Agreement and the New Advisory Agreement. The description of the New Advisory Agreement is qualified by reference to Annex B.

THE ORIGINAL ADVISORY AGREEMENT

    The Original Advisory Agreement was last approved by stockholders of the Fund on July 18, 1994 at the Fund's inception.

    Under the terms of the Original Advisory Agreement, the Adviser was required to provide the Manager with investment recommendations and also to prepare and make available research and statistical data and to provide specific advice to the Manager regarding the ROC economy, industries and equities. The information and investment advice received by the Manager from the Adviser was used for the purpose of managing the Fund's investment portfolio and was evaluated by the Manager's staff in light of their own expertise and information from other sources.

    The Adviser or one of its affiliates was responsible for the compensation and expenses of the Fund's Directors, officers and employees who were Directors, officers or employees of the Adviser or any of its affiliated persons, except that the Fund bore travel expenses of officers and Directors of the Fund who were directors, officers or employees of the Adviser to the extent such expenses related to attendance at meetings of the Fund's Board of Directors or any committee thereof.

    The Original Advisory Agreement provided that the Adviser was not liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Original Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

    As compensation for the services of the Adviser, the Manager paid the Adviser a fee, in U.S. dollars, computed weekly and payable monthly, at an annual rate of 0.08% of the Fund's average weekly net assets up to $100 million and 0.06% of such net assets in excess of $100 million.

    For the fiscal period ended December 31, 1998, the investment manager paid from its gross fee, fees and expenses of U.S. $48,188 to the Adviser. In addition, National Securities, an affiliate of the Adviser, received brokerage commissions of $2,319 from the Fund during that same period.

    The Original Advisory Agreement also had a provision for termination without penalty at any time by the Manager or by the Adviser upon 60 days' written notice.

THE NEW ADVISORY AGREEMENT

    The Board of Directors of the Fund (the "Board"), including the Disinterested Directors, approved the New Advisory Agreement at a special meeting of the Board of Directors held on July 9,

1999 (the form of which is attached as Annex B), and recommended the New Advisory Agreement for approval by the stockholders of the Fund. The New Advisory Agreement is substantially the same as the Original Advisory Agreement. The New Advisory Agreement took effect on July 9, 1999, subject to stockholder approval. The New Advisory Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

    The investment advisory fee as a percentage of net assets payable by the Fund to the Adviser will be the same under the New Advisory Agreement as under the Original Advisory Agreement.

    In evaluating the New Advisory Agreement, the Board took into account that the Fund's Original Advisory Agreement and its New Advisory Agreement, including that their terms relating to the services to be provided thereunder by the Adviser and the fees and expenses payable by the Fund, are identical, except for the date of execution and the provision relating to the payment of fees and expenses as described above. The Board also considered the skills and capabilities of the Adviser.

    After consideration of the above factors and such other factors and information that the Board deemed relevant, the Directors, and the Disinterested Directors voting separately, unanimously approved the New Advisory Agreement and voted to recommend its approval to the stockholders of the Fund.

    In the event that stockholders of the Fund do not approve the New Advisory Agreement, the Board will take such action as it deems in the best interest of the Fund and its stockholders, which may include proposing that stockholders approve an agreement in lieu of the New Advisory Agreement.

STOCKHOLDER APPROVAL

    To become effective, the New Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy, or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The New Advisory Agreement was approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the New Advisory Agreement for consideration by the stockholders of the Fund.

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT INCLUDING THE PAYMENT OF FEES AND EXPENSES OF THE ADVISER FROM JULY 9, 1999 TO THE DATE THE NEW ADVISORY AGREEMENT IS APPROVED BY THE FUND'S STOCKHOLDERS.

                           (5) STOCKHOLDER PROPOSAL A

    A stockholder has submitted the following proposal for inclusion in this Proxy Statement ("Stockholder Proposal A"). The stockholder claims that he owns stock in the Fund valued at more than $2,000 and that he intends to continue such ownership through the date of the upcoming Annual

Meeting of Stockholders. The stockholder's name and address and the number of shares he owns will be furnished by the Secretary of the Fund upon request. The Board of Directors and the Fund accept no responsibility for the accuracy of either the proposal or the supporting statement.

STOCKHOLDER PROPOSAL A

            RESOLVED: If the Fund's shares trade at a discount from net asset value (NAV) in excess of 10% at the close of business on the last business day of each week for the ninety-day period commencing on the day following this meeting, the stockholders request that a special meeting of stockholders be called by the President or by the Board of Directors to terminate the Fund's investment management contract with its investment manager.

STOCKHOLDER PROPOSAL A SUPPORTING STATEMENT

            The Fund's shares have traded at a very large discount to their NAV for a long time. On March 5, 1999, the discount was 18.22%, representing a loss to shareholders of $1.91 per share. By comparison, on March 5, 1999, the discounts of The Taiwan Fund and the ROC Taiwan Fund were 15.96% and 18.60%, respectively. The Board has yet to take any meaningful action to narrow the discount even though the prospectus mentions a number of measures it should consider. We believe that the Fund's investment manager should recommend measures to the Board to narrow the discount. If the investment manager cannot or will not recommend measures that will narrow the discount to an acceptable level within the next ninety days, then a special meeting of stockholders shall be called to terminate its contract.

        We believe that approval of this proposal will encourage the investment manager to recommend meaningful action to narrow the Fund's discount. A vote FOR this proposal is a vote FOR enhancing shareholder value.

OPPOSING STATEMENT OF YOUR BOARD OF DIRECTORS

    YOUR BOARD OF DIRECTORS URGES YOU TO VOTE AGAINST STOCKHOLDER PROPOSAL A REGARDING THE INVESTMENT MANAGEMENT AGREEMENT.

    The Board of Directors annually considers whether to renew the Fund's Investment Management Agreement (the "Management Agreement") with Daiwa Asset Management (H.K.) Ltd. (the "Manager"). In that connection, the Board reviews extensive documentation, including comparative performance and fee information for other advisers managing registered investment companies having investment objectives and policies similar to those of the Fund. AS A RESULT OF THIS REVIEW AND FOR THE REASONS SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST STOCKHOLDER PROPOSAL A.

    In the Board's opinion, the Fund's recent performance weighs heavily against terminating the Management Agreement with the Manager. The Board of Directors currently reviews the Fund's performance at each quarterly Board meeting and in connection with its annual review of the Fund's Management Agreement with the Manager. The Board has been impressed with the Fund's comparatively strong performance over the past 18 months, given the recent crisis in Asia, which has been marked by huge stock market declines and currency devaluations in many of the Asian markets including Taiwan. As of December 31, 1998, the Fund's total net assets were US$51.4 million, equivalent to US$11.41 per share for 1998. Adjusting for the US$0.775 dividend declared in December 1998, the Net Asset Value (the "NAV") of the Fund decreased by approximately 9.0% in U.S. dollar terms in 1998. At the same time, the Taiwan Weighted Index declined by 21.6% in U.S. dollar terms. Thus, the Fund, during the trying market conditions encountered in 1998, outperformed the Taiwan Weighted Index by approximately 12.6%. As of June 30, 1999, the Fund's total net assets were US$70.2 million equivalent to US$15.63 per share. For the six months ended June 30, 1999, the NAV of the Fund increased by approximately 37.0% in U.S. Dollar terms. At the same time, the Taiwan Weighted Index increased by 31.6% in U.S. Dollar terms. Thus, the Fund outperformed its benchmark by approximately 5.4%. Since year-end, the Fund has seen a substantial reduction in the Fund's market price discount to NAV. During 1998 the discount averaged approximately 22%, but as of July 15, 1999, the discount had narrowed to slightly under 10%.

    As further confirmation of the comparatively strong performance of the Fund under the Management of Daiwa Asset Management (H.K.) Ltd., Lipper Inc. ("Lipper"), a leading provider of data and analyses on the investment companies, named the Fund as the top-performing closed-end fund in its category for both the one-year and two-year periods ending December 31, 1998, holding the number one ranking over four other competitor funds in Lipper's Taiwan/Equity geographical concentration for both time periods. In recognition of the Fund's dual number one ranking, Lipper presented the Fund with Performance Achievement Certificates, which according to Lipper are awarded to very few of the funds Lipper covers.

    It is the Board's opinion that the best strategy for sustaining the Fund's recent comparatively strong performance and for positioning the Fund during the on-going improvement in the Taiwanese economy lies in making use of the Manager's talents. The Board is also of the opinion that this strategy is far superior to the uncertainties inherent in a process of terminating the existing Management Agreement with the Manager and seeking out a replacement manager.

    Moreover, termination of the Management Agreement would be costly. We believe that the proponent's suggestion that the Management Agreement be terminated and that a new manager could be easily found who will substantially enhance stockholder value is unrealistic, simplistic and misleading. In fact, an abrupt termination of the Management Agreement would be expensive for the Fund and would substantially disrupt the vital management services it now receives from the Manager. We as your directors believe it is highly unlikely that we could identify and install a new investment manager with a performance record and fee arrangement as favorable as that which exists with the Manager. Also, substantial costs would be incurred by the Fund in negotiating acceptable management agreements with the new investment manager. In any case, the substantial expense and disruption to the Fund which would result from this action are completely unwarranted given the solid performance record achieved by the Manager in protecting Fund values during these times of adversity in the Taiwanese markets, and the comparatively low cost to the Fund of the Manager's services.

    In addition to our general support of the performance of the Manager, your directors find certain assertions made in the Stockholder Proposal A Supporting Statement objectionable, and, therefore, feel it necessary to specifically address the unfounded and misleading assertions contained in the stockholder's statement.

    The Supporting Statement reads that "the Board has yet to take any meaningful action to narrow the discount," and that "the Fund's investment manager should recommend measures to the Board to narrow the discount." The supporting statement also groundlessly suggests that that acceptance of

Stockholder Proposal A will induce the Manager to recommend actions that the Manager has previously withheld, implying that Manager has been and currently is in breach of its fiduciary duty as agent to the Fund and its stockholders, and that the threat of removal will cause it to act in accordance with its duties.

    These assertions impugn the character and integrity of the members of the Board and the Manager. The directors and the Manager are well aware of their fiduciary responsibilities to stockholders in managing the business and affairs of the Fund, and both have endeavored to discharge their responsibilities in an independent and professional manner, and any suggestion otherwise is false, misleading and unfair.

    The Board, in an effort to reduce the discount, has implemented several measures to increase investor awareness and interest in the Fund, including expanding the Fund's press releases to include economic commentary from the Manager, causing the Fund to publish and distribute monthly market updates to the brokerage community, making the Fund's financial reports more readily available through the use of an "800" telephone number found in its Wall Street Journal NYSE quotation listing, and adopting other measures to contact investors and improve international marketing efforts.

    Furthermore, in June 1999, the Board approved a share repurchase program to buy back up to 20% of the Fund's outstanding common shares in the open market. The Board considered the share repurchase program as an appropriate measure to both reduce the discount to net asset value at which the Fund's shares have traded and to enhance value for the Fund's stockholders by repurchasing shares at a discount, while allowing the holders to continue to enjoy the benefits of investment in a closed-end fund. The Board has at various times considered other measures to reduce the discount, including the possibility of open-ending the Fund or reacquiring shares through a tender offer; however, the Board has decided that these other measures would not be in the best interest of the Fund's stockholders.

    In addition, as more fully described in Proposal 3, the Manager has made a proposal to the Board in connection with the Fund's discount situation and has notified the Board that, in order to contain the Fund's expense ratio in light of the share repurchase program, the Manager will waive fees in excess of 1.0% of the Fund's average weekly net assets following the 1999 Annual Meeting of Stockholders.

    The Board of Directors and the Manager are working towards enhancing value for all the Fund's stockholders, and will continue to evaluate and implement measures towards reducing the discount and improving total returns. The Board believes that the termination of the Management Agreement with the Manager will not only fail to improve the situation, but will work against the Stockholder's professed objectives.

    THUS, FOR THE FOREGOING REASONS, YOUR BOARD OF DIRECTORS URGE STOCKHOLDERS TO VOTE AGAINST PROPOSAL NO. 5, STOCKHOLDER PROPOSAL A.

                           (6) STOCKHOLDER PROPOSAL B

    A stockholder has submitted the following proposal for inclusion in this Proxy Statement ("Stockholder Proposal B"). The stockholder claims that he owns stock in the Fund valued at more than $2,000 and that he intends to continue such ownership through the date of the upcoming annual meeting of stockholders. The stockholder's address and the number of shares he owns will be furnished by the Secretary of the Fund upon request. The Board of Directors and the Fund accept no responsibility for the accuracy of either the proposal or the supporting statement.

STOCKHOLDER PROPOSAL B

            RESOLVED: The shareholders of the Taiwan Equity Fund (the "Fund") wish to be afforded an opportunity to realize net asset value ("NAV") for their shares as soon as possible.

STOCKHOLDER PROPOSAL B SUPPORTING STATEMENT

        My name is Phillip Goldstein and I am a large shareholder of the Fund.

        The Fund commenced operations in July 1994 at a price of $15 per share. Its objective was to provide long-term capital appreciation. Six years is sufficient time to evaluate the results. The sad fact is that, including distributions, the value of a share today is actually below the original offering price.

        The Fund has traded at a very sizable discount to its NAV for quite a while. For example, the NAV as of June 24, 1999 was $15.77 per share or $3.08 more than the market price. The original prospectus assured investors that "if Fund shares are trading at a discount from net asset value, the Board of Directors of the Fund may also consider whether to submit to stockholders a proposal that the Fund be converted to an open-end investment company." In light of the persistent discount and the failure of the Fund to achieve its objective, it is appropriate at this time for the Board to afford shareholders an opportunity to realize NAV.

        Approval of this proposal, while only a recommendation, will send management a clear message that shareholders want prompt action taken to allow them to realize NAV. In that case, I believe the Board has a fiduciary duty to take such action.

OPPOSING STATEMENT OF YOUR BOARD OF DIRECTORS

    YOUR BOARD OF DIRECTORS URGES YOU TO VOTE AGAINST STOCKHOLDER PROPOSAL B REGARDING THE IMMEDIATE REALIZATION OF NET ASSET VALUE.

    As described in detail in the Board of Directors' opposition statement to Proposal 5, the Board of Directors and the Manager are continuously working towards enhancing value for all the Fund's stockholders, and will continue to evaluate and implement measures towards reducing the discount and improving total returns.

    Your Board considers that the Stockholder Proposal is, in fact, a coercive measure ultimately intended to force the Board to convert the Fund into an open-end mutual fund or to liquidate, either of which, in the Board's view, would be fundamentally inconsistent with the best interests of stockholders of the Fund. The Fund was organized to provide investors a vehicle for long-term capital appreciation by investing primarily in equity securities issued by companies located in, or deriving revenue from, the Republic of China ("ROC equity securities"). A closed end structure provides more flexibility for the Fund to invest in small and mid-capitalization and less-liquid equity investment opportunities, where many attractive investment opportunities in ROC equity securities are to be found. Also, with a closed-end structure, the Fund does not need to hold high levels of cash and short-term investments in order to meet anticipated redemptions.

    An open-end mutual fund structure would severely impinge upon the portfolio strategy that has been adopted by the Fund, and would force the sale of securities in a relatively illiquid market at times when it would severely hurt the Fund and its stockholders. Also, it is to be noted that, generally, the market demand for single-country, open-end mutual funds is limited, and there is little reason to expect that the situation would be different for an open-end fund investing in ROC equity securities. With limited new purchases of the Fund's shares, redemption of Fund shares would reduce the Fund's asset base and thereby increase the Fund's ratio of overall expenses to the number of shares outstanding, resulting in reduced returns for remaining stockholders. Furthermore, as securities are sold to meet redemption requests, the Fund would realize the capital gains inherent in the securities sold, which would have to be distributed, at least in part, to remaining stockholders--subjecting the remaining stockholders to tax just to accommodate the interests of short-term, redeeming stockholders. Simply put, open-ending, the ultimate objective of the Stockholder Proposal, is not a viable option for the Fund.

    The alternative, liquidation of the Fund, is viewed by your Board as fundamentally inconsistent with the purpose of the Fund. If the Board concludes that it is necessary to act on Stockholder Proposal B, however, it may conclude that liquidation of the Fund is fairer to the stockholders of the Fund overall as compared with open ending, in view of the negative consequences of open-ending discussed above.

    THUS FOR THE FOREGOING REASONS, YOUR BOARD OF DIRECTORS URGE STOCKHOLDERS TO VOTE AGAINST PROPOSAL NO. 6, STOCKHOLDER PROPOSAL B.

           STATEMENT IN OPPOSITION TO STOCKHOLDER PROXY SOLICITATION

    A stockholder of the Fund (the "Proponent") has informed the Fund that he intends to submit a preliminary proxy statement to the Securities and Exchange Commission for review and will solicit proxies for three Proponent Proposals:

       Proposal Regarding Directors: electing two persons, the Proponent and an associate, as directors of the Fund.

       Proposal 7: calling for the Fund's proxy solicitation expenditures to be limited to the ordinary expenditures necessary to achieve a quorum and to provide stockholders with information necessary to intelligently exercise their vote in any stockholder's meeting involving a proxy contest.

    The Proponent's name and address and the number of shares he owns will be furnished by the Secretary of the Fund upon request.

        THE BOARD OF DIRECTORS OPPOSES EACH OF THESE PROPONENT PROPOSALS
         AND URGES THE FUND'S STOCKHOLDERS TO VOTE AGAINST EACH OF THEM

    PROPONENT PROPOSAL REGARDING DIRECTORS. The Board of Directors believes the background and experience of each of the current Directors is impressive and that each of them through the years has provided the Fund with a balanced view on the various issues that have faced the Fund. Biographical information for each of these individuals is set forth under Proposal 1 to this Proxy Statement. The Proponent, in his preliminary proxy statement, proposes to elect himself a director, along with an associate. The Proponent's biographical information indicates that he has very little experience in serving as a director of a registered investment company or a specialized international fund such as the Taiwan Equity Fund; rather he has been "an advocate for stockholders' rights since 1996."

    THE BOARD OF DIRECTORS OPPOSES PROPONENT'S PROPOSAL REGARDING DIRECTORS
AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE DIRECTORS PROPOSED FOR ELECTION
                                 IN PROPOSAL 1.

    PROPOSAL 7. The Proponent has also submitted a proposal calling for the Fund's proxy solicitation expenditures to be limited to the ordinary expenditures necessary to achieve a quorum and to provide stockholders with information necessary to intelligently exercise their vote in any stockholder's meeting involving a proxy contest.

    Your Board of Directors, and the boards of many closed-end funds, are increasingly faced with stockholder proposals and proxy contests from dissident stockholders, such as the Stockholder Proposal and the proxy solicitation of the Proponent. The Fund already has incurred significant extraordinary costs in the last 18 months directly due to these dissident stockholder actions and requests. Your Board of Directors does not engage in spurious, unreasonable or unnecessary solicitation expenditures as the Proponent implies, but does take seriously its duty to take action and make recommendations in the best interest of all of the Funds' stockholders, and to inform the stockholders as to the Board's position on issues faced by the Fund.

                   THE BOARD OF DIRECTORS OPPOSES PROPOSAL 7
               AND RECOMMENDS THAT STOCKHOLDERS VOTE "AGAINST" IT

MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers, directors and employees of the Fund, the Investment Manager or DSTC. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The fee for such
services is estimated at U.S. [$    ], plus reimbursement of expenses.
Approximately 25 employees of Corporate Investor Communications, Inc. will be employed to solicit security holders. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Expenses related to the solicitation of security holders, in excess of those normally expended in an election of Directors, including fees for attorneys, accountants, public relations, solicitors, advertising, printing, transportation and other
related expenses, are expected to aggregate approximately $[      ], of which
approximately $[      ] has been sent to date.

    It is important that you promptly submit your vote as a stockholder of the Fund. In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by September 17, 1999, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

INFORMATION REGARDING PARTICIPANTS

    In addition to the Fund's Directors and executive officers, officers and employees of the Investment Manager may also solicit proxies on behalf of the Fund (collectively, "The Participants").

    The business address of the Fund's Directors and its executive officers, if not otherwise indicated in the Fund's proxy solicitation materials, is The Taiwan Equity Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey 07302. Certain information relating to the Directors and those executive officers who will be soliciting proxies is set forth in Proposal 1 in this Proxy Statement.

    The following table sets forth the names and the present principal occupations of the employees of the Investment Manager of the Fund who will be soliciting proxies on behalf of the Fund. The principal business address of each person listed below is 25/F, One Pacific Place, 88 Queensway, Hong Kong.

NAME                                                    PRESENT PRINCIPAL OCCUPATION
---------------------------------------------  ----------------------------------------------
Tadashi Kitahara                                        Managing Director and Chief
                                                             Investment Officer
Victor Shih                                               Senior Portfolio Manager

    Messrs. Ohi and Tsuneishi, as directors and executive officers of the Fund, may be deemed to have a substantial interest in Proposals 5 through 7 because of their employment relationship with the Fund's Investment Manager or one of its affiliates.

    In addition, certain directors have purchased or sold Fund shares since January 1, 1997, as described in the table below:

                                                  DATE SHARES        NUMBER OF SHARES
NAME OF DIRECTOR                                PURCHASED (SOLD)     PURCHASED (SOLD)
-------------------------------------------  ----------------------  -----------------
Martin J. Gruber                                  September 4, 1998             650

    No part of the purchase price of any of the shares purchased by the directors is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares. Other than as described herein, none of the Participants has bought or sold any shares of the Fund since January 1, 1997.

    Except as disclosed in this Proxy Statement, none of the Participants owns any securities of the Fund, beneficially or of record, or is or was within the past year a party to any contract, arrangement or understanding with any person with respect to such securities. Except as disclosed in this Proxy Statement, to the knowledge of the Participants, none of their associates beneficially owns, directly or indirectly, any securities of the Fund.

    Except as disclosed in this Proxy Statement, none of the Fund, the Participants or other representatives of the Fund or, to their knowledge, their associates has any arrangement or understanding with any person with respect to
(1) any future employment by the Fund or its affiliates or (2) future transactions to which the Fund or any of its affiliates will or may be a party. Except as disclosed in this Proxy Statement, none of the Fund, the Participants or other representatives of the Fund or, to their knowledge, their associates has any material interest, direct or indirect, in any transaction that has occurred since January 1, 1998, or any currently proposed transaction, or series of similar transactions, which the Fund or any of its affiliates was or is to be a party and in which the amount involved exceeds $60,000.

STOCKHOLDER PROPOSALS

    Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the year 2000 meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not later than December 10, 1999.

    The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at a meeting of stockholders must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

                                          By order of the Board of Directors,

                                          Daniel F. Barry
                                          SECRETARY

One Evertrust Plaza
Jersey City, New Jersey 07302
August   , 1999

                                                                         ANNEX A

                        INVESTMENT MANAGEMENT AGREEMENT

    AGREEMENT made as of this 9th day of July, 1999, by and between THE TAIWAN EQUITY FUND, INC., a corporation organized under the laws of the State of Maryland (the "Fund"), and DAIWA ASSET MANAGEMENT (H.K.) LTD., a corporation organized under the laws of Hong Kong (the "Manager") whose registered office is at 25/F, One Pacific Place, 88 Queensway, Hong Kong and registered as an investment adviser and as a dealer under the Securities Ordinance of Hong Kong. WHEREAS, the Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities issued by companies located in or deriving revenues from, The Republic of China (the "ROC"); and

    WHEREAS, the Fund desires to retain the Manager to render investment management services to the Fund with respect to its assets; and

    WHEREAS, the Manager is willing to render such services; and

    WHEREAS, Daiwa Investment Trust and Management Co. Ltd., a corporation organized under the laws of Japan ("DIT"), has obtained a qualified foreign institutional investor ("QFII") authorization ("QFII Authorization"), on behalf of the Manager, from the Securities and Exchange Commission of the Republic of China (the "ROC SEC") permitting the Manager to invest in securities in the Republic of China; and

    WHEREAS, the Fund, the Manager and DIT have entered into an agreement (a copy of which is attached hereto as Exhibit A) pursuant to which DIT has appointed the Manager to make investments and to give instructions relating thereto on behalf of the Fund, under the QFII Authorization.

    NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

    1.  APPOINTMENT OF MANAGER.

    a. The Fund hereby employs the Manager for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund, to:

       i. Provide to the Fund full discretionary portfolio management services and to manage the investment and reinvestment of the assets of the
    Fund in accordance with the investment objective and policies of the Fund, as set forth in the Fund's Prospectus (as defined below). In acting as investment manager for the Fund's assets, the Manager shall regularly supervise the purchase and sale of securities on behalf of the Fund based, in part, on the recommendations of National Capital Management Corp., a corporation organized under the laws of the ROC (the "Investment Adviser"), pursuant to an Investment Advisory Agreement dated of even date herewith between the Manager and the Investment Adviser, a copy of which is attached as Exhibit B hereto (the "Investment Advisory Agreement"). The Manager shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's assets shall be held in cash, U.S. Dollars and NT Dollar denominated short-term debt instruments ("Temporary Investments") in which the Fund may invest, subject always to the restrictions of the Fund's Articles of Incorporation and By-Laws, as further amended or restated from time to time, the provisions of the 1940 Act and the Fund's investment objective, investment policies and investment limitations, as the same are set forth in the prospectus (the "Prospectus") of the Fund contained in its registration statement on Form N-2 (File No. 33-74106) (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended, and the 1940 Act. Should the Board of Directors of the Fund at any time make any definite determination as to investment policy and notify the Manager thereof, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Fund applicable to the Fund's assets, including the Fund's Temporary Investments, and with respect to the Fund's assets, including the Fund's Temporary Investments, to place all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers selected by it, and in connection therewith, the Manager is authorized as agent of the Fund to give instructions to the custodians from time to time of the Fund's assets as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek to obtain the best results for the Fund as determined by the Board of Directors and set forth in the Prospectus. Subject to this requirement and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and any other applicable provisions of law, nothing shall prohibit the Manager from selecting brokers or dealers with which it or the Fund is affiliated. In addition, the Manager may employ the services and facilities of one or more of its affiliates in selecting brokers or dealers and placing orders. The use of any such services and facilities of an affiliate of the Manager shall be at no expense to the Fund, beyond the fee payable to the Manager and shall not diminish the Manager's duties and responsibilities with respect to such selections and the placing of orders;

       ii. Maintain for the Fund records and furnish or cause to be furnished all required records or other information of the Fund to the extent that such records, reports and other information are not maintained or furnished by the Fund's administrators, custodians or other agents; and

       iii.Advise the Fund as to the amounts and types of cash and securities held in Temporary Investments.

    b. The Manager accepts such employment and agrees during the term of this Agreement to render such services, to permit any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Manager shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    2. COMPENSATION. For the services and facilities described in Section 1, the Fund will pay to the Manager at the end of each calendar month (as accrued weekly), an investment management fee in U.S. dollars computed at an annual rate of 1.20% of the Fund's average weekly net assets. The Fund acknowledges that a portion of such fee shall be paid by the Manager to the Investment Adviser for its services under the Investment Advisory Agreement. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during such month and year, respectively. Notwithstanding anything to the contrary in this Section 2, the Adviser shall not be entitled to receive fees for services provided pursuant to this Agreement for the period from the date of this Agreement to the date on which this Agreement is approved by the stockholders of the Fund unless and until the payment of fees and expenses under this Agreement are approved by the stockholders of the Fund.

    3. NON-EXCLUSIVITY OF SERVICES. The services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services or other services to others so long as its services are not impaired thereby.

    4.  ALLOCATION OF CHARGES AND EXPENSES.

    a. The Manager shall assume and pay for maintaining its staff and personnel, and shall at its own expense provide the equipment, office space and facilities, necessary to perform its obligations hereunder. The Manager shall pay the salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's Directors who are directors, officers or employees of the Manager or any of its affiliates, PROVIDED, HOWEVER, that the Fund, and not the Manager, shall bear travel expenses or an appropriate fraction thereof of officers and Directors of the Fund who are directors, officers or employees of the Manager to the extent that such expenses relate to attendance at meetings held in connection with the Fund's operation, including meetings of the Fund's Board of Directors or any committee thereof. Notwithstanding anything to the contrary in this Section 4(a), the Adviser shall not be entitled to receive reimbursement for its expenses from the Fund pursuant to this Agreement for the period from the date of this Agreement to the date on which this Agreement is approved by the stockholders of the Fund unless and until the payment of fees and expenses under this Agreement are approved by the stockholders of the Fund.

    b. In addition to the fee of the Manager, the Fund shall assume and pay any expenses for services rendered by any custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of any such custodian, and for calculating the net asset value of the Fund as provided in the Prospectus. The Fund shall also assume and pay all other charges and expenses of its operations, including compensation of the Fund's directors (other than those affiliated with the Manager or the Investment Adviser), the fees and expenses of its independent auditors, legal counsel and administrator, any transfer or dividend disbursing agent, any registrar and any administrator for its dividend reinvestment and cash purchase plan, the costs of acquiring and disposing of portfolio securities (including freight, insurance and other charges in connection with the shipment of portfolio securities), interest, if any, on any obligations incurred by the Fund, the cost of share certificates and of reports, membership dues in the Investment Company Institute or any similar trade organization, insurance, reports and notices to shareholders, New York Stock Exchange or other securities exchange listing fees, any litigation expenses, costs of stockholder and other meetings, costs of stationery, other like miscellaneous expenses and all taxes and fees payable to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise.

    5. POTENTIAL CONFLICTS OF INTEREST. Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Manager as directors, officers, employees, agents, shareholders or otherwise, and that the directors, officers, employees, agents and shareholders of the Manager may be interested in the Fund as a director, officer, agent or otherwise.

    6.  STANDARD OF CARE; INDEMNIFICATION.

    a. The Manager will exercise its best judgment in rendering the services to be provided by it hereunder. The Manager shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

    b. The Fund agrees to indemnify and hold harmless the Manager for any losses, costs and expenses incurred or suffered by the Manager arising from any action, proceeding or claims which may be brought against the Manager in connection with the performance or non-performance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Manager's duties or from reckless disregard on the part of the Manager of the Manager's obligations and duties under this Agreement.

    7. WARRANTIES, UNDERTAKINGS AND INDEMNITY OF THE FUND. The Fund warrants that the information given in this Agreement to the Manager as requested in writing by the Manager is true, complete and accurate and that the representations made herein are accurate. The Manager is authorized at any time to contact anyone, including the Fund's bankers, brokers or any credit agency, for the purposes of verifying the information provided.

    The Fund will forward, upon the execution of this Agreement, to the Manager, the following documents relating to the Fund:

    (i)Certified extract of the resolution of the board of directors of the Fund, if any, relating to the execution of this Agreement;

    (ii)
       Certified copy of the English version of the Fund's prospectus dated July 18, 1994 and all relevant documents of the Fund; and

    (iii)
       Certified copy of the Articles of Incorporation and Articles of Amendment of the Fund;

    8. SPECIFIC TERMS AND RISK DISCLOSURE. The Fund confirms that it has notice of the provisions and the risk disclosure statement as set forth in the Schedule attached hereto and agrees that the terms thereof are binding on the Fund.

    9. VOTING. The Manager may exercise any voting rights attached or related to securities in which the Fund has invested as the Manager may deem appropriate, or refrain from any such exercise at its discretion, subject always to the Fund's specific instructions, if any.

    10. DURATION AND TERMINATION. This Agreement shall become effective on the date hereof and shall remain in force for a period of two years, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations of the SEC thereunder; provided, however, that if the continuation of this Agreement is not approved, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules and regulations of the SEC thereunder.

    This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Fund or by the Manager on 60 days' written notice to the other party. The Fund may effect termination by action of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund.

    This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Manager or any officer or director of the Manager has taken any action which results in a breach of the covenants of the Manager set forth herein.

    The terms "assignment" and "vote of the holders of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations of the SEC thereunder.

    Termination of this Agreement shall not affect the right of the Manager to receive payments on any unpaid balance of the compensation described in Section 3 earned prior to such termination.

    11. SURVIVAL. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

    12. NOTICES. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

    13. GOVERNING LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New York.

    14.  MISCELLANEOUS.

    a. The Manager will inform the Fund as soon as possible of changes in the control of the Manager.

    b. The Fund confirms and acknowledges that the terms of this Agreement have been fully explained to the Fund or to its representative in a language understood by it or them and that the Fund agrees to be bound by the provisions hereof.

    c. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

    d. Terms not defined herein shall have the means set forth in the Prospectus.

    e. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    f. This Agreement may be amended, changed, modified or altered only by a written agreement signed by the parties hereto.

    IN WITNESS WHEREOF, the Fund and the Manager have caused this Agreement to be executed as of the day and year first above written.

                                          THE TAIWAN EQUITY FUND, INC.
                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                          DAIWA ASSET MANAGEMENT
                                              (H.K.) LTD.

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

ATTEST:
By:
--------------------------------------
Name:
Title:

ATTEST:
By:
--------------------------------------
Name:
Title:

                                    SCHEDULE
          PROVISION REQUIRED BY CODE OF CONDUCT FOR PERSONS REGISTERED WITH THE HONG KONG SECURITIES AND FUTURES COMMISSION ("SFC")

    The Manager understands that the Fund currently does not intend to utilize margin or short selling facilities; however, if in the future, the Fund or the Manager, at its discretion herein, wishes to utilize margin or short selling facilities, the Fund agrees to comply with any rules of the SFC then applicable to the Manager in respect of any such margin or short selling transactions provided that such compliance does not violate the 1940 Act or the rules thereunder.

                           RISK DISCLOSURE STATEMENT

    A. IN RESPECT OF TRANSACTION IN SECURITIES, PLEASE NOTE THAT: THE PRICE OF SECURITIES CAN AND DOES FLUCTUATE, AND ANY INDIVIDUAL SECURITY MAY EXPERIENCE UPWARD OR DOWNWARD MOVEMENTS, AND MAY EVEN BECOME VALUELESS. THERE IS AN INHERENT RISK THAT LOSSES MAY BE INCURRED RATHER THAN PROFIT MADE AS A RESULT OF BUYING AND SELLING SECURITIES.

    B. IN RESPECT OF TRANSACTIONS INVOLVING FUTURES CONTRACTS OR OPTIONS, PLEASE NOTE THAT:

    THE RISK OF LOSS IN TRADING FUTURES CONTRACTS OR OPTIONS CAN BE SUBSTANTIAL. IN SOME CIRCUMSTANCES, YOU MAY SUSTAIN LOSSES IN EXCESS OF YOUR INITIAL MARGIN FUNDS. PLACING CONTINGENT ORDERS, SUCH AS "STOP LOSS" OR "STOP-LIMIT" ORDER, WILL NOT NECESSARILY ACHIEVE THE DESIRED RESULTS. MARKET CONDITIONS MAY MAKE IT IMPOSSIBLE TO EXECUTE SUCH ORDERS. YOU MAY BE CALLED UPON SHORT NOTICE TO DEPOSIT ADDITIONAL MARGIN FUNDS. IF THE REQUIRED FUNDS ARE NOT PROVIDED WITHIN THE PRESCRIBED TIME, YOUR POSITION WILL BE LIQUIDATED. YOU WILL REMAIN LIABLE FOR ANY RESULTING DEFICIT IN YOUR ACCOUNT. YOU SHOULD THEREFORE STUDY AND UNDERSTAND FUTURES CONTRACTS AND OPTIONS BEFORE YOU TRADE AND CAREFULLY CONSIDER WHETHER SUCH TRADING IS SUITABLE IN THE LIGHT OF YOUR OWN FINANCIAL POSITION AND INVESTMENT OBJECTIVES.

                                                                         ANNEX B

                         INVESTMENT ADVISORY AGREEMENT

    This INVESTMENT ADVISORY AGREEMENT, dated as of July 9, 1994, is between DAIWA ASSET MANAGEMENT (H.K.) LTD. (hereinafter called "DAM"), a company organized under the laws of Hong Kong, located at 25/F, One Pacific Place, 88 Queensway, Hong Kong, and NATIONAL CAPITAL MANAGEMENT CORP. (hereinafter called "NCM"), a company organized under the laws of The Republic of China ("ROC"), located at 10F, 57, Po-Ai Rd., Taipei, Taiwan, ROC.

    WHEREAS, DAM acts as investment manager to THE TAIWAN EQUITY FUND, INC. (hereinafter called "the Fund"), and wishes to appoint NCM as its Investment Adviser in respect to the Fund's investment portfolio, the parties to this Agreement agree as follows:

    1.  ACCEPTANCE OF APPOINTMENT:

    DAM hereby appoints NCM as its Investment Adviser for the Fund and NCM hereby agrees to accept such appointment, subject to the terms and conditions set forth herein.

    2.  ADVISORY SERVICES TO BE RENDERED:

    NCM's investment advice shall be limited to the specific types of securities permitted by the Fund's investment objective and policies and subject to the Fund's investment restrictions, which will be furnished to NCM by DAM. NCM will provide to DAM the following investment advisory services:

    (a)NCM will review and analyze the ROC economy and the ROC industries and review and evaluate the specific types of securities permitted by the
Fund's investment objective and policies and, as often as DAM reasonably deems advisable, submit to DAM written recommendations for investment.

    (b)NCM will prepare and make available periodic reports, analyses, model portfolios, research and statistical data and provide specific advice to
DAM regarding the ROC economy, the ROC industries and the specific types of securities permitted by the Fund's investment objective and policies. At all times DAM shall be at liberty either to follow or disregard either wholly or partially any information, advice, recommendation or model portfolio as to the investments in accordance with the Fund's investment objective and policies, as set forth in Fund's prospectus dated of even date herewith.

    3.  COMPENSATION:

    NCM's fee for providing this service shall be in accordance with the schedule set forth as Exhibit A hereto. Notwithstanding anything to the contrary in this Section 3, the Adviser shall not be entitled to receive fees for services provided pursuant to this Agreement for the period from the date of this Agreement to the date on which this Agreement is approved by the stockholders of the Fund unless and until the payment of fees and expenses under this Agreement are approved by the stockholders of the Fund.

    4.  DURATION AND TERMINATION:

    (a)This Agreement shall become effective on the date hereof and shall remain in full force for a period of two years, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940, as amended (the

"1940 Act") and the rules and regulations of the SEC thereunder; provided, however, that if the continuation of this Agreement is not approved, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules and regulations of the SEC thereunder.

    (b)This Agreement shall terminate automatically without payment or penalty by either party (i) in the event of termination of DAM's management agreement with the Fund, or (ii) upon 60-days' notice or (iii) in the event of its assignment (as defined in the 1940 Act).

    5.  REPRESENTATIONS AND WARRANTIES:

    (a)DAM represents and warrants that: (i) it has the legal right, power and authority to execute, deliver and perform this Agreement and to carry out all of the transactions contemplated hereby; (ii) it has obtained all necessary authorizations; (iii) the execution, delivery and performance of this Agreement and the carrying out of any of the transactions contemplated hereby will not be in conflict with, result in a breach of, or constitute a default under, any agreement or other instrument to which DAM is a party or which is otherwise known to DAM; (iv) it does not require the consent or approval of any governmental agency or instrumentality, except any such consents and approvals which DAM has obtained prior to the execution of this Agreement; (v) the execution and delivery of this Agreement by DAM will not violate any law, regulation, charter, by-law, order of any court or other government agency or judgment applicable to DAM; and (vi) all persons executing this Agreement on behalf of DAM are duly authorized to do so.

    (b)NCM represents and warrants that it is a corporation organized under the laws of The Republic of China and that it is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended.

    6.  STANDARD OF CARE: INDEMNIFICATION:

    (a)NCM will exercise its best judgment in rendering the services to be provided by it hereunder. NCM shall not be liable for any error of judgment or of law or for any loss suffered by DAM or by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of NCM in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

    (b)DAM agrees to indemnify and hold harmless NCM, its officers, directors, employees, agents, shareholders, or other affiliates (each an
"Indemnified Party"), for any losses, costs and expenses from proceedings or claims which may be brought against such Indemnified Party in connection with the performance or non-performance in good faith of its functions under this Agreement, except such losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties or from reckless disregard on the part of such Indemnified Party of such Indemnified Party's obligations and duties under this Agreement.

    7.  EXPENSES:

    DAM and NCM will each pay the respective salaries and reasonable expenses of the Fund's officers and employees, as well as the respective reasonable fees and expenses of the Fund's Directors, who are directors, officers or employees of DAM or any of its affiliated persons, or of NCM or any of its affiliated persons, except that the Fund will bear travel expenses or an appropriate fraction thereof of officers and Directors of the Fund who are directors, officers or employees of DAM and NCM to the extent such expenses relate to attendance at meetings held in connection with the Fund's operation, including meetings of the Fund's Board of Directors or any committee thereof.

    8.  GENERAL:

    DAM agrees that NCM shall have no responsibilities or duties with respect to the subject matter of this Agreement other than those expressly set forth herein. DAM also agrees to execute such documents as NCM may reasonably request of DAM to assist NCM in carrying out its responsibilities and duties hereunder.

    9.  SEVERABILITY:

    In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall in no way be affected, prejudiced or disturbed thereby.

    10.  NON-EXCLUSIVITY OF SERVICES:

    The services of NCM to DAM under this Agreement are not to be deemed exclusive, and NCM shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

    11.  NOTICES:

    Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

    12.  CONFIDENTIALITY:

    NCM hereby agrees to keep confidential all documents, materials and other information relating to the business of the Fund and not to disclose any of the aforesaid without the prior consent of the Fund except that NCM may disclose the aforesaid if it in good faith determines that such disclosure is necessary to protect the interests of NCM upon two (2) days' prior notice to the Fund and DAM or as soon as practicable under the circumstances in which (but in any case prior to the time that) such disclosure is to be made.

    13.  GOVERNING LAW:

    The provisions of and the validity and construction of this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representatives as of the date and year first above written.

                                          DAIWA ASSET MANAGEMENT
                                            (H.K.) LTD.

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                          NATIONAL CAPITAL MANAGEMENT CORP.

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

Acknowledged:
THE TAIWAN EQUITY FUND, INC.

By:
------------------------------------------
Name:
Title:

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT
                                  FEE SCHEDULE

DAM shall pay NCM a fee, in U.S. dollars, each month for its advisory services at the annual rates of 0.08% of the Fund's average weekly net assets for the prior month on the first $100 million and 0.06% of the Fund's average weekly net assets for the prior month on the excess over $100 million.

                                                                SKU# TWCFD-PS-98

                          THE TAIWAN EQUITY FUND, INC.

        c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey
                             City, New Jersey 07302

          Proxy Solicited on Behalf of the Board of Directors for the
                       Annual Meeting of Stockholders on
                               September 17, 1999

The undersigned stockholder of The Taiwan Equity Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Sean J. Peters, John A. Koopman and Judy Runrun Tu, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on September 17, 1999 at 12:00 noon, New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy will be voted in favor of proposals 1 through 4 and against proposals 5 through 7 as set forth in this proxy. In addition, this proxy will be voted, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned with respect to such shares. The undersigned acknowledges receipt of the Proxy Statement dated August __, 1999.

-------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should indicate his or her title.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

------------------------------------          ---------------------------------

------------------------------------          ---------------------------------

------------------------------------          ---------------------------------


/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

---------------------------------------------------------------
                    THE TAIWAN EQUITY FUND, INC.
---------------------------------------------------------------
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4 BELOW.                For   Against  Abstain

1. Election of two Class I directors    For All   With-   For All  2. The ratification of the selection     / /     / /      / /
   to serve for a term expiring        Nominees   hold    Except      of PricewaterhouseCoopers LLP as
   on the date on which the Annual       / /      / /      / /        independent accountants of the Fund
   Meeting of Stockholders is                                         for its fiscal year ending
   held in the year 2002, and the                                     December 31, 1999.
   election of One Class II
   director to serve for a term                                    3. The approval of the new               / /     / /      / /
   expiring on the date on                                            Investment Management Agreement
   which the Annual Meeting of                                        between the Fund and Daiwa Asset
   Stockholders is held in 2000.                                      Management (H.K.) Ltd. ("DAM
                                                                      HK"), including the payment of
          CLASS I: Sadamu Tsuneishi, Oren G. Schaffer                 fees and expenses of DAM HK from
                   CLASS II: Masayasu Ohi                             July 9, 1999 to the date the new
                                                                      Investment Management Agreement
NOTE: If you do not wish your shares voted "For" a particular         is approved by the Fund's
nominee, mark the "For All Except" box and strike a line through      stockholders.
the name of the nominee in the list above.
                                                                   4. The approval of the new               / /     / /      / /
                                                                      Investment Advisory
                                                                      Agreement between DAM HK and
CONTROL NUMBER:                                                       National Capital Management
                                                                      Corporation ("NCM"), including
                                                                      the payment of fees and expenses
                                                                      of NCM from July 9, 1999 to the
                                                                      date the new Investment Advisory
                                                                      Agreement is approved by the
                                                                      Fund's stockholders.

                                                                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS
                                                                  5 THROUGH 7 BELOW.

                                                                   5. The stockholder proposal that a       / /     / /      / /
                                                                      special meeting of stockholders
                                                                      be called by the Board or the
                                                                      President of the Fund to terminate
                                                                      the Fund's Investment Management
                                                                      Agreement if the Fund's shares
                                                                      trade at a discount from net
                                                                      asset value in excess of 10% at
                                                                      the close of business on the last
                                                                      business day of each week for the
                                                                      ninety-day period commencing on
                                                                      the day following the Annual
                                                                      Meeting of Stockholders.

                                                                   6. The stockholder proposal              / /     / /      / /
                                                                      recommending that the Board of
                                                                      Directors take steps to afford
                                                                      stockholders an opportunity to
                                                                      realize net asset values for
                                                                      their shares as soon as possible.

                                                                   7. The stockholder proposal to limit     / /     / /      / /
                                                                      the Fund's proxy solicitation
                                                                      expenditures to ordinary
                                                                      expenditures necessary to achieve
                                                                      a quorum and to provide
                                                                      stockholders with information
                                                                      necessary to intelligently
                                                                      exercise their vote at any
                                                                      stockholders' meeting involving a
                                                                      proxy contest.
                                                  -------------
Please be sure to sign and date this Proxy.       Date
---------------------------------------------------------------
                                                                     Mark box at right if an address change or comment
                                                                     has been noted on the reverse side of this card.        / /

--------Stockholder sign here------------Co-owner sign here----      RECORD DATE SHARES: